April 16, 2020

Brown Capital Management Mid Company Fund

Institutional Shares – BCMIX

Brown Capital Management Small Company Fund

Institutional Shares - BCSSX

Brown Capital Management International Equity Fund

Institutional Shares - BCISX

Brown Capital Management International Small Company Fund

Institutional Shares – BCSFX

(each a series of Brown Capital Management Mutual Funds)

Supplement to the Summary Prospectuses and Prospectus Dated July 30, 2019

Brown Capital Management Small Company Fund: The disclosure found on page 6 of the Summary Prospectus has been updated to include the underlined text:

 Special Note Regarding The Brown Capital Management Small Company Fund: The Brown Capital Management Small Company Fund is closed to new investors as of October 18, 2013. The closure applies to new investors that would normally purchase shares of the Fund directly or through financial intermediaries although exceptions may be permitted for financial advisors trading through omnibus platforms. The Small Company Fund allows current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons to open new accounts and purchase shares of the Fund. Existing shareholders as of October 18, 2013, the Fund’s closing date, are permitted to make additional investments in any account that held shares of the Fund on that date. The closure is consistent with the Advisor’s commitment to protect the interest of the Fund’s investments and to ensure that the Fund can be managed effectively for its shareholders. For additional information regarding certain allowable new accounts or questions concerning the closure to new investors, please call the Fund toll-free at 1.877.892.4BCM. The Fund reserves the right to reopen to new investors in the future. Transfers from one class of a Fund into the same class of the Small Company Fund will not be permitted unless you have previously established an account to invest in the Small Company Fund.

All Funds: The following disclosure in the Summary Prospectus has been updated to include the underlined text:

Purchase and Sale of Fund Shares. The Fund’s minimum initial investment is $500,000 for Institutional Shares. The Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). The Trust has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Funds to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Funds. Purchase and redemption orders by mail should be sent to the Brown Capital Management Mutual Funds, specifying Fund name and share class, c/o ALPS Fund Services, Inc., P.O. Box 1466, Denver, Colorado 80201. Redemption orders by facsimile should be transmitted to 1-866-205-1499. Please call the Fund at 1-877-892-4BCM (1-877-892-4226) to conduct telephone transactions or to receive wire instructions for bank wire orders. The Fund has also authorized certain broker-dealers to accept purchase or redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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All Funds: The disclosure found on page 21 of the Prospectus has been updated to include the underlined text:

Purchase and Sale of Fund Shares. Each Fund’s minimum initial investment is $500,000 for Institutional Shares. Each Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan). The Trust has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Funds to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Funds.

All Funds: The disclosure found on page 33 of the Prospectus has been updated to include the underlined text:

The Funds’ Shares are sold and redeemed at net asset value. Institutional Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is for Institutional Shares is $500,000 and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan). Each of the Funds may, in the Advisor’s sole discretion, accept certain accounts with less than the minimum investment. The Trust has elected to provide an exception to the minimum investment requirement for the purchase of Institutional Shares of the Funds to current trustees and officers of the Trust, employees of Brown Capital Management, LLC, and members of the immediate family of any of these persons – these persons are not subject to any minimum initial investment when purchasing Institutional Shares of the Funds. In addition, the Advisor may, in its sole discretion, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest $500,000 in the Funds.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS

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